UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Career Education Corporation

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The following press release was issued by Career Education Corporation on March 1, 2006.

FOR IMMEDIATE RELEASE

Contact:	Karen M. King
Vice President of Corporate Communications & Investor Relations
847/585-3899
www.careered.com

CAREER EDUCATION CORPORATION

TO PARTICIPATE AT MARCH

INVESTOR CONFERENCES

Hoffman Estates, Ill. (February 27, 2006) — Career Education Corporation (Nasdaq:CECO) today announced its participation at investor conferences during the month of March.  John M. Larson, Chairman, President and Chief Executive Officer, and Patrick K. Pesch, Executive Vice President and Chief Financial Officer, will provide an overview of CEC’s strategic growth plan and financial performance.

•                  Robert W. Baird & Co. 2006 Business Solutions Conference, Wednesday, March 1, 2006, at 12:00 p.m. Eastern Time at the Four Seasons Hotel in Boston, MA.

•                  Merrill Lynch Internet, Advertising, Information & Education Conference, Thursday,  March 2, 2006, at 2:00 p.m. Eastern Time at the Millennium Broadway Hotel in New York City.

•                  Credit Suisse First Boston 8th Annual Global Services Growth Conference, Wednesday, March 15, 2006, at 10:30a.m. Mountain Time at the Arizona Biltmore in Phoenix, AZ.

Interested parties can access each of the above CEC presentations live audio webcasts at CEC’s corporate website at www.careered.com.  A replay of the presentation will also be available and archived at www.careered.com .

About Career Education Corporation

Career Education Corporation (www.careered.com), through its colleges, schools and universities, offers quality higher education to more than 100,000 students both on-campus and online in a variety of career-oriented disciplines. CEC reports and discusses its operating results in two separate segments: the Colleges, Schools and Universities segment, which represents the results of the campuses providing education on-ground, and the Online Education Group, which represents the results of its campuses providing education online.

The Colleges, Schools and Universities segment includes more than 70,000 students attending one of 80-plus campuses owned by CEC. The on-ground campuses are located throughout the United States, Canada, France, the United Kingdom, and the United Arab Emirates and offer doctoral degree, master’s degree, bachelor’s degree, associate degree, and diploma programs in the career-oriented disciplines of business studies, visual communication and design technologies, health education, information technology, and culinary arts.

The Online Education Group segment includes more than 30,000 students attending the web-based virtual campuses of either American InterContinental University Online or Colorado Technical University Online. The online campuses of these two universities collectively offer a variety of degrees in information technology, computer science, business, visual communication, health sciences, criminal justice, and education.

Important Information

Career Education Corporation plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement in connection with its 2006 Annual Meeting, and advises its security holders to read the Proxy Statement relating to the 2006 Annual Meeting when it becomes available because it will contain important information. Security holders may obtain a free copy of the Proxy Statement and any other relevant documents (when available) that Career Education Corporation files with the SEC at the SEC’s web site at http://www.sec.gov. The Proxy Statement and these other documents may also be obtained free from Career Education Corporation by directing a request to Career Education Corporation, ATTN: Investor Relations, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL 60195, or to Georgeson Shareholder Communications Inc. by toll-free telephone at 888 206-5970, or by mail at 17 State Street, 10th Floor, New York, NY 10004.

Certain Information Regarding Participants

Career Education Corporation, its directors and named executive officers may be deemed to be participants in the solicitation of Career Education Corporation’s security holders in connection with its 2006 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Career Education Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004 and its proxy statement, dated April 21, 2005, each of which is filed with the SEC. To the extent holdings of Career Education Corporation have changed since the amounts printed in the proxy statement, dated April 21, 2005, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Except for the historical and present factual information contained herein, the matters set forth in this release, including statements identified by words such as “anticipate,” “believe,” “plan,” “expect,” “intend,” “project,” “will,” and similar expressions, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, that could cause our actual growth, results of operations, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances, or for any other reason.  These risks and uncertainties, the outcome of which could materially and adversely affect our financial condition and operations, include, but are not limited to, the following: risks related to our ability to comply with, and the impact of changes in, legislation and regulations that affect our ability to participate in student financial aid programs; costs, risks and effects of legal and administrative proceedings and investigations and governmental regulations, including the pending Securities and Exchange Commission and Justice Department investigations and, class action, derivative,  and other lawsuits; risks related to our ability to comply with accrediting agency requirements or obtain accrediting agency approvals; costs and difficulties related to the integration of acquired businesses; risks related to our ability to manage and continue growth; future financial and operational results; risks related to competition, general economic conditions, and other risk factors relating to our industry and business, and the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2004, and from time to time in our other reports filed with the Securities and Exchange Commission.